UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2008 thinkorswim Group Inc.

(formerly known as Investools Inc.)

(Exact Name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction of in corporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY		10111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  As of June 6, 2008, Andrew Scott, former Senior Vice President of the Company is now Vice President with Investools Inc., where he will continue to serve as an instructor for the Education Group.

(e)  On June 6, 2008, the shareholders approved the Amended and Restated 2004 Restricted Stock Plan (the “Equity Plan”) to increase the number of shares of common stock available for issuance under the Equity Plan from 500,000 shares to 1,500,000 shares.  The material terms of the Equity Plan are included on pages 28 through 31 of the Company’s Notice of Annual Meeting and Proxy Statement, which was filed with the Securities and Exchange Commission on April 29, 2008, and such pages are hereby incorporated by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2008, thinkorswim Group Inc., formerly known as Investools Inc., issued a press release announcing that it has changed its name to “thinkorswim Group Inc.” (the “Company”).

The change of the Company’s name was implemented by means of a short-form merger pursuant to Section 253(b) of the Delaware General Corporation Law on June 4, 2008.  Upon the filing of a certificate of ownership and merger providing for the Company’s name to be changed to “thinkorswim Group Inc.,” a wholly-owned subsidiary of the Company bearing the Company’s intended name merged with and into the Company, enabling it to change its name without stockholder approval.  The outstanding shares of common stock will not be affected by the change in name.

Accordingly, Article I of the Company’s Certificate of Incorporation has been amended to read as follows:

“ARTICLE I

The name of this corporation is thinkorswim Group Inc.”

A conforming change was also made to the Company’s by-laws to reflect the change in the Company’s name.  In addition, Section 16 of the by-laws was amended, effective June 4, 2008, to delete a provision that prohibited a committee of the Board of Directors from setting the compensation of the directors for serving on the Board or on any committee of the Board. A copy of the revised by-laws is filed as Exhibit 3.2 to this Form 8-K.

Item 8.01.  Other Events.

In connection with the name change of the Company described in Item 5.03,  the Company’s subsidiary thinkorswim Group, Inc. is now named thinkorswim Holdings Inc., which is the parent company of thinkorswim, Inc.  In addition, Online Investors Advantage, Inc., a subsidiary of the Company, is now known as Investools Inc.   A chart of the subsidiaries of the Company is filed as Exhibit 21.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title
3.1	Text of amendment to Restated Certificate of Incorporation of the Registrant.
3.2	Restated By-laws of the Registrant.
21.1	Subsidiaries of the Registrant.
99.1	Press release, dated June 6, 2008, issued by Registrant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2008	thinkorswim Group Inc.

	By:	/s/ Ida K. Kane
Ida K. Kane
Senior Vice President and
Chief Financial Officer